Exhibit 10.1
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
          THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT is dated as of August 30, 2011 (this “Amendment”) by and among AMSURG CORP., a Tennessee corporation (the “Borrower”), the Lenders which have delivered signature pages to this Amendment in accordance herewith (the “Consenting Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of May 28, 2010, as amended by that certain First Amendment to Revolving Credit Agreement dated as of April 6, 2011 (the “First Amendment”), and as further amended by that certain Second Amendment to Revolving Credit Agreement dated as of April 6, 2011 (as so amended, the “Credit Agreement”);
          WHEREAS, in connection with the First Amendment, the Borrower entered into that certain Merger Agreement, dated as of April 7, 2011, by and among the Borrower, AmSurg Merger Corporation, National Surgical Care, Inc. and the other parties thereto (the “Merger Agreement”);
          WHEREAS, the Borrower intends to modify the structure and terms of the Merger Agreement pursuant to the terms of that certain Asset Purchase Agreement, dated as of August 23, 2011, by and among the Borrower, AmSurg Holdings, Inc., National Surgical Care, Inc., AmSurg Merger Corporation and Brazos GP Partners, LLC; and
          WHEREAS, the Borrower, the Consenting Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendments.
          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “NSC Acquisition Agreement” in its entirety and substituting in lieu thereof the following:
“NSC Acquisition Agreement” means that certain Asset Purchase Agreement, dated as of August 23, 2011, by and among the Borrower, AmSurg Holdings, Inc., National Surgical Care, Inc., AmSurg Merger Corporation and Brazos GP Partners, LLC.
          (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined term “EBITDA” in its entirety and substituting in lieu thereof the following:
“EBITDA” means, for the Borrower and its Subsidiaries on a consolidated basis for any period, an amount equal to the sum of Consolidated Net Income for such period plus, without duplication, and to the extent deducted in computing Consolidated Net Income for such period, the sum of (a) income taxes, (b) Consolidated Interest Expense, (c) depreciation and amortization expense, in each case determined on a consolidated basis in accordance with GAAP; (d) to the extent applicable, stock option compensation costs applicable under (and calculated in accordance with) FASB ASC 718; (e) all non-cash charges for such period taken for the impairment of goodwill in accordance with FASB ASC 350, but excluding any non-cash charge that will result in a cash charge in a future period; and (f) all documented fees and expenses actually paid in connection with the First Amendment and the NSC Acquisition in an aggregate amount not to exceed $10,000,000; provided, however, that, with respect to any Person that became a Subsidiary of, or was merged with or consolidated into, the Borrower or any Wholly Owned Subsidiary during such period, “EBITDA” shall also include the EBITDA of such Person during such period and prior to the date of such acquisition, merger or consolidation; and provided, further, with respect to any Person that ceased to be a Subsidiary, or was the subject of a Disposition during any measurement period, “EBITDA” shall not include the EBITDA of such Person for such measurement period, such calculations under this proviso to be detailed with supporting documentation and measured to the Administrative Agent’s reasonable satisfaction.
          (c) Section 6.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:
“Section 6.1. Leverage Ratio. The Borrower shall maintain, on a consolidated basis and as calculated at the end of each Fiscal Quarter, a Leverage Ratio of not greater than 3.25 to 1.00.”
     Section 3. Approval of NSC Acquisition.
          (a) In connection with the NSC Acquisition, the Administrative Agent and the Consenting Lenders acknowledge that the conditions and information required to be delivered pursuant to Section 7.13 of the Credit Agreement with respect to the NSC Acquisition have been satisfied by the Borrower.
          (b) Subject to satisfaction of the conditions precedent in Section 6 hereof, the Administrative Agent and the Consenting Lenders hereby provide their approval of the NSC Acquisition.
     Section 4. Other Documents. All other Loan Documents executed and delivered in connection with the Credit Agreement are hereby amended to the extent necessary to conform to this Amendment.
     Section 5. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this

Amendment and the other documents and agreements executed and delivered in connection herewith.
     Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(i) The Administrative Agent shall have received a counterpart of this Amendment (and any other documents necessary to evidence the transactions relating thereto) duly executed by the Borrower, each of the Consenting Lenders (so long as the Consenting Lenders shall constitute Required Lenders) and the Administrative Agent;
(ii) No Default or Event of Default shall exist;
(iii) A certificate of the chief financial officer of the Borrower demonstrating compliance on a Pro Forma Basis with the financial covenants contained in Article VI of the Credit Agreement after the NSC Acquisition is completed, in form and substance satisfactory to the Administrative Agent;
(iv) A Reaffirmation of Obligations Under Loan Documents (the “Reaffirmation”) duly executed by the Borrower and each other Loan Party, in the form of Exhibit A attached hereto;
(v) The Administrative Agent shall have received a duly executed copy of an amendment to the Note Purchase Agreement, in form and substance satisfactory to the Administrative Agent and its counsel; and
(vi) Such other documents, instruments, agreements, certifications and opinions as the Administrative Agent, on behalf of the Lenders, may reasonably request.
     Section 7. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a) Authorization. Each of the Borrower and the other Loan Parties have the right and power, and have taken all necessary action to authorize them, to execute and deliver this Amendment and the Reaffirmation and to perform their respective obligations hereunder and under the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which they are a party in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Loan Parties and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.
(b) Compliance with Laws. The execution and delivery by the Borrower and the other Loan Parties of this Amendment and the Reaffirmation and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person or violate any Requirements of Law applicable to the Loan Parties or any judgment, order or ruling of any Governmental Authority; (ii) violate or result in a default under any indenture, material agreement (including the Private Placement Documents) or other material instrument binding on the Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by the Loan Parties; or (iii) result in the creation or imposition of any Lien on any asset of the Loan Parties.
(c) Reaffirmation. As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents is true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).
(d) No Default. As of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.
(e) No Impairment of Liens. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
(f) No Material Adverse Effect. Since the date of the most recent financial statements of the Borrower described in Section 5.1(a) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.
(g) Loan Parties. As of the date hereof, the parties listed as signatories to the Reaffirmation represent a true, correct and complete list of the all the Loan Parties.
     Section 8. Release. In consideration of the amendments contained herein, the Borrower hereby waives and releases each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.
     Section 9. Effect; Ratification.
          (a) Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects. Each reference to the Credit Agreement in any of the Loan Documents

(including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.
          (b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.
          (c) Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.
          (d) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
          (e) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
     Section 10. Further Assurances. The Borrower agrees to, and to cause any Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.
     Section 11. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.
     Section 12. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Revolving Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

AMSURG CORP.

By:	/s/ Claire M. Gulmi

Name:	Claire M. Gulmi
Title:	Executive Vice President, Chief Financial Officer, and Secretary

LENDER:

SUNTRUST BANK as Administrative Agent, as Issuing Bank, and as a Lender

By:	/s/
Title:

LENDER:

REGIONS BANK

By:	/s/
Title:

LENDER:

BANK OF AMERICA, N.A.

By:	/s/
Title:

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/
Title:

LENDER:

US BANK NATIONAL ASSOCIATION

By:	/s/
Title:

LENDER:

RAYMOND JAMES BANK, FSB

By:	/s/
Title:

LENDER:

BRANCH BANKING AND TRUST COMPANY

By:	/s/
Title:

LENDER:

FIFTH THIRD BANK, N.A.

By:	/s/
Title:

LENDER:

WELLS FARGO BANK, N.A.

By:	/s/
Title:

LENDER:

COMPASS BANK

By:	/s/
Title:

LENDER:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/
Title:

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/
Title:

LENDER:

UNION BANK, N.A.

By:	/s/
Title:

LENDER:

THE BANK OF NASHVILLE

By:	/s/
Title:

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/
Title:

LENDER:

AVENUE BANK

By:	/s/
Title:

EXHIBIT A
REAFFIRMATION OF OBLIGATIONS UNDER LOAN DOCUMENTS
          Reference is hereby made to that certain Revolving Credit Agreement dated as of May 28, 2010, as amended, among AmSurg Corp. (the “Borrower”), the Lenders party thereto and SunTrust Bank, as Administrative Agent (as amended and in effect on the date hereof, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement).
          Each of the undersigned Loan Parties hereby: (i) agrees that (A) the amendments contained in the Third Amendment to Revolving Credit Agreement dated as of the date hereof (the “Third Amendment”) shall not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of such Person thereunder and (B) nothing in the Third Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations; (ii) reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Documents to which such Person is a party; and (iii) confirms that the liens and security interests created by the Loan Documents continue to secure the Obligations.
          Each of the undersigned Loan Parties (other than the Borrower) hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties applicable to such Loan Party made by the Borrower in Section 7 of the Third Amendment are true and correct.
          This Reaffirmation shall be construed in accordance with and be governed by the law of the State of Tennessee.
[Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Loan Documents as of August __, 2011.

AMSURG CORP.

By:
Name:
Title:
AmSurg Holdings, Inc.
AmSurg Anesthesia Management Services, LLC
AmSurg EC Topeka, Inc.
AmSurg EC St. Thomas, Inc.
AmSurg EC Beaumont, Inc.
AmSurg KEC, Inc.
AmSurg EC Santa Fe, Inc.
AmSurg EC Washington, Inc.
AmSurg Torrance, Inc.
AmSurg Abilene, Inc.
AmSurg Suncoast, Inc.
AmSurg Lorain, Inc.
AmSurg La Jolla, Inc.
AmSurg Hillmont, Inc.
AmSurg Palmetto, Inc.
AmSurg Northwest Florida, Inc.
AmSurg Ocala, Inc.
AmSurg Maryville, Inc.
AmSurg Miami, Inc.
AmSurg Burbank, Inc.
AmSurg Melbourne, Inc.
AmSurg El Paso, Inc.
AmSurg Crystal River, Inc.
AmSurg Abilene Eye, Inc.
AmSurg Inglewood, Inc.
AmSurg Glendale, Inc.
AmSurg San Antonio TX, Inc.
AmSurg San Luis Obispo CA, Inc.
AmSurg Temecula CA, Inc.
AmSurg Escondido CA, Inc.
AmSurg Scranton PA, Inc.
AmSurg Arcadia CA Inc.
AmSurg Main Line PA, Inc.
AmSurg Oakland CA, Inc.
AmSurg Lancaster PA, Inc.

AmSurg Pottsville PA, Inc.
AmSurg Glendora CA, Inc.
AmSurg Kissimmee FL, Inc.
AmSurg Altamonte Springs FL., Inc.
AmSurg New Port Richey FL, Inc.
AmSurg EC Centennial, Inc.
AmSurg Naples, Inc.

By:
Name:
Title: